CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the annual report on Form 10-K of Highwater Ethanol, LLC (the “Company”) for the fiscal year ended October 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Kletscher, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian Kletscher
Brian Kletscher, Chief Executive Officer
Dated:	1/21/2021